Exhibit 99.1

INVESTOR PRESENTATION November 2022

FORWARD - LOOKING STATEMENTS This presentation (the “Presentation”) relates to Chicken Soup for the Soul Entertainment, Inc . (“CSS Entertainment”, “CSSE”, or the “Company”) . This presentation contains various information and projections regarding the Company’s business, including its operations through its newly acquired Redbox business, and the Company’s existing operating subsidiaries, including Crackle Plus, Screen Media Ventures, and Landmark Studio Group . Unless otherwise indicated, historic financial information of the Company presented herein does not give pro forma effect to the financial information of Redbox for such periods . The financial information presented herein for the year ended December 31 , 2021 is derived from our Annual Report on Form 10 - K as filed with the SEC on March 31 , 2022 . Financial information for the nine months ended September 30 , 2022 is derived from our Quarterly Report on Form 10 - Q filed with the SEC on November 14 , 2022 . The pro forma results of the Company, giving effect to its acquisition of Redbox for any stated period are presented in the Company’s Current Report on Form 8 - K, as filed on May 11 , 2022 , as amended on May 12 , 2022 , June 6 , 2022 , August 15 , 2022 and thereafter from time to time . This Presentation includes “forward - looking statements” and projections . CSS Entertainment’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward - looking statements or projections as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements and projections include, without limitation, estimates and projections of future performance, which are based on numerous assumptions about sales, margins, competitive factors, industry performance and other factors which cannot be predicted . Such assumptions involve a number of known and unknown risks, uncertainties, and other factors, many of which are outside of the Company’s control, including, among other things : our core strategy ; operating income and margin ; seasonality ; liquidity, including cash flows from operations, available funds and access to financing sources ; free cash flows ; revenues ; net income ; profitability ; stock price volatility ; future regulatory changes ; pricing changes ; the ability of the company’s content offerings to achieve market acceptance, the company’s success in retaining or recruiting officers, key employees, or directors ; the ability to protect intellectual property, the ability to complete strategic acquisitions, the ability to manage growth and integrate acquired operations, in particular the relatively large scale operations and assets of Redbox, which includes areas of operations that are new to the Company ; the ability to pay dividends, regulatory or operational risks, and general market conditions impacting demand for the Company’s services . The Company faces enhanced risks as a result of its acquisition of Redbox, including all the risks Redbox has faced in connection with its historic businesses and operations . For a more complete description of these and other risks and uncertainties, please read the Company’s Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2022 , and the Company’s other filings that have been made and will be made with the SEC . Should one or more of the material risks faced by the Company occur or should the underlying assumptions of the information presented herein change or prove incorrect, the actual results of operations are likely to vary from the projections and the variations may be material and adverse . The forward - looking statements and projections herein should not be regarded as a representation or prediction that the Company will achieve or is likely to achieve any particular results . We caution readers not to place undue reliance upon any forward - looking statements and projections, which speak only as of the date made . The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and CSS Entertainment’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names . 2

LEADING PROVIDER OF PREMIUM ENTERTAINMENT FOR VALUE CONSCIOUS CONSUMERS 3

150+ FAST Channels 68k+ Content Library Assets 34k Nationwide DVD Kiosks 40m Monthly Avg. AVOD Users 41m Redbox Loyalty Members ~140 Distribution Touchpoints $500m 1 Revenue Run Rate $100 - $150m 1 Adj. EBITDA Run Rate Top 5 AVOD 4 (1) Revenue and Adjusted EBITDA run - rate figures represent projected annualized levels as of December 31, 2022, inclusive of Red box results on a pro forma basis for the 2022 calendar year WE HAVE THE INGREDIENTS FOR SUCCESS

TOTAL UNIVERSE 120M TV HOUSEHOLDS (U.S.) CORD “Converters” 1 THE FALSE PROMISE OF vMVPDS 2 Once promising consumers skinny bundles at an affordable price, this is no longer the case THE PROLIFERATION OF SVODS 3 SVOD subscribers’ greatest frustrations 2 : it’s all becoming too expensive toggling between services “not being able to find content” SUBSCRIPTION FATIGUE 4 ESCALATING CONTENT COSTS 5 SVOD model of big budget content is becoming cost prohibitive and leading SVODs to develop AVOD models 5 TV’S NEW LANDSCAPE IS COMING INTO VIEW

6 POISED TO CAPTURE MASSIVE AVOD OPPORTUNITY The US AVOD market is expected to overtake the traditional TV market in revenue by the end of 2025 1 (1) Dataxis, 2022 (2) TiVo Video Trends Report Q2’22 AVOD accounts for 22% of total viewing time across television, compared to only 10% in Q4’21 2 AVOD accounts for 32% of overall share of video used by consumers, compared to only 26% in Q4’21 2 The average household now uses 3 ad - based VOD services , up from 2 a year ago 2

WIDELY DISTRIBUTED DIGITAL OFFERINGS Crackle is a leading, free to use video entertainment network featuring full length movies, TV shows and original programming. A free ad - supported streaming television service with over 150 channels. On - mission content: entertaining, uplifting, and informative. Large selection of scripted and unscripted programming. 7 Robust and diverse offering of free - to - watch programming with original and exclusive content across all A multi - product digital service differentiated by Redbox’s large, unique physical customer base A leading transactional video on demand platform. FAST Channels TVOD

MEETING CONSUMERS EVERYWHERE THEY MAKE VIEWING DECISIONS Rapidly expanding viewership with ~ 140 distribution touchpoints Distributing FAST channels across our broad touchpoint network Launching new VOD and linear platforms across all brands LINEAR CHANNELS & VOD EXPERIENCES ACROSS: 8

LOYALTY MEMBERS WEEKLY RETAIL IMPRESSIONS 340M 41M 34K NATIONWIDE KIOSKS 9 Growth Drivers: • Return of feature film releases • Broadening access to original content across kiosk network • Cross - advertising opportunities Broadens distribution, delivers high - margin cash flow stream NATIONWIDE KIOSK NETWORK

10 Increasing rights ownership combined with partnered approach to production enhances margin and mitigates risk Content Rights Ownership Sonar Film and Television Library Original & Exclusive Content Production PRODUCTION & ACQUISITION CAPABILITIES

Original & Exclusive content drives viewership and margins Draws sponsors to custom opportunities at higher CPMs Addition of TVOD, FAST channels, and kiosk network offer new windows for monetizing Originals & Exclusives 11 ORIGINALS & EXCLUSIVES ARE AN AVOD DIFFERENTIATOR Originals & Exclusives Account for Approximately 20% of Total Streaming Hours

LARGE CONTENT LIBRARY & AWARD - WINNING PROGRAMMING Total Film Titles 28k+ Episodes of Television 40k+ Films drive customer acquisition TV series drive customer retention 105 Emmy Awards 457 Emmy Award nominations 15 Golden Globe Awards Content Library Awards Original Series 4 series have received over 17 awards 12 12k+ Fully Controlled Content Assets Large, high - quality content library with low - risk content acquisition model and growing IP library rights ownership that drive higher margins

Selling for Owned & Operated networks and others Direct to brand across all of our AVOD networks with data - driven consumer targeting capabilities DIRECT SALES Offer advertisers access to premium long form video in real time across our network PROGRAMMATIC OTT has been an enhancement for the local resellers, and we provide these operators with local geo - targeted ad supply LOCAL RESELLERS 69% 14% 17% (1) Percent of ad sales for 2021 Multiple ad sales channels drive supply and demand optionality Percent of Ad S ales for January – September 2022 14 ad - rep partners and growing 13 Scale to compete with largest services & sell ads for smaller AVODs WORLD CLASS SALES ORGANIZATION

Studios are returning to theatrical distribution Rents + 42% +12% Total Physical Customers +51% +11% Theatrical hits drive week - over - week lifts August 2022 October 2022 Legacy DVD business expected to grow next 12 - 24 months First - run films expected to return to normalized levels and grow sequentially in 2023 14 KIOSK BUSINESS ON THE REBOUND

Expanded internationally with first two international partnerships in Keshet (Israel) and Locomotive (India) Chicken Soup for the Soul brand has international recognition and appeal Engaged in discussions with dozens of countries to expand beyond current markets 15 INTERNATIONAL GROWTH OPPORTUNITY

$ in millions $1.5 $8.1 $10.7 $26.8 $55.3 $66.4 $110.4 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2015 2016 2017 2018 2019 2020 2021 Revenue $0.0 $3.8 $4.0 $10.0 $6.0 $11.8 $21.8 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2015 2016 2017 2018 2019 2020 2021 Adj. EBITDA See our Annual Report on Form 10 - K for the year ended December 31, 2021 filed March 31, 2022 16 HISTORICAL PERFORMANCE

17 • Cross - selling and marketing across combined company customer bases • Increased revenue opportunity from incremental Screen Media Ventures titles in Redbox Kiosks • Greater TVOD transactions, increased AVOD engagement and watch time from combined customer base • Fully established CTV ad sales engine Revenue Synergies • Significant cost savings from combined content libraries & new content acquisition • License and product cost savings from use of CSSE catalog at Redbox kiosks • G&A savings in marketing, kiosk optimization, combined technology platform, public company costs Cost Synergies Significant 5 - Year Annual Run - Rate Revenue Potential Immediately Actionable Cost Synergies and Cap Ex Savings $41M In 2023E Net Synergies • Savings related to the buildout of a TVOD platform • Savings related to the buildout of a FAST Channel service • Library acquisitions and pre - existing Loyalty Program Cap Ex Savings COMPELLING SYNERGIES

Positive Free Cash Flow Adj. EBITDA $100 - $150m Revenue $500m 2022E Pro Forma Run Rate At Year - End Including Synergies Compelling Synergies $41M Capital Expenditure Savings Rental Rebound 18 NEAR - TERM VICTORIES DRIVE PATH TO FCF

$80M Line of Credit for Working Capital No Financial Covenants for 2+ Years 19 FORMER REDBOX DEBT RESTRUCTURED ON FAVORABLE TERMS 5 - year Maturity Ability to PIK Interest for first 18 Months

20 SUMMARY HIGHLIGHTS LEADING PROVIDER OF PREMIUM ENTERTAINMENT FOR VALUE CONSCIOUS CONSUMERS Leading Streaming and Consumer Brands Large and Rapidly Growing Viewership with Broad Distribution Valuable Content Library and Risk Mitigated Production Strategy Best - in - class Advertising Sales Organization Upside Growth Potential from Redbox Revenue and Cost Synergies Broadly Experienced Management Team 2022E PF Run - rate at Year - end Including Synergies - $500M Revenue and $100 - 150M Adj. EBITDA